SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2018

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 S. First Avenue, Walla Walla, Washington		99362
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 28, 2018, Banner Corporation (the "Company") and its wholly-owned subsidiary, Banner Bank (the "Bank") announced that Lloyd W. Baker will be retiring from both his position as Executive Vice President and Chief Financial Officer of the Company and Executive Vice President of the Bank effective April 30, 2018.

Lloyd W. Baker joined the Bank in 1994 and has been with the Company for over 24 years.  He has served as Chief Financial Officer of the Company since 2000 and of the Bank from 2000 to October 2015.cies or practices.

(c) On February 26, 2018, the Company appointed Peter J. Conner, age 52 Executive Vice President and Chief Financial Officer of the Bank as successor to Mr. Baker as Executive Vice President and Chief Financial Officer of the Company effective May 1, 2018.  Mr. Conner will also maintain his position as Executive Vice President and Chief Financial Officer of the Bank.

Mr. Conner joined the Bank in 2015 upon the acquisition of AmericanWest.  Prior to joining the Company he was the Chief Financial Officer for SKBHC LLC, the holding company for Starbuck, and AmericanWest from 2010 until he joined Banner Bank in 2015.  Mr. Conner has 28 years of experience in the financial services industry including executive finance positions at Wells Fargo Bank as well as regional community banks.  Additionally, he spent time as a managing director for FSI Group, where he evaluated and placed equity fund investments in community banks.

Mr. Conner does not have any family relationships, and is not involved in any related party transactions that are required to be disclosed herein pursuant to applicable SEC statutes, rules or regulations.  In his capacity as Executive Vice President and Chief Financial Officer of the Company and the Bank, Mr. Conner will receive an annual salary of $340,000.

On February 28, 2018, the Company issued a press release announcing the retirement of Mr. Baker and the appointment of Mr. Conner as Chief Financial Officer of the Company.  A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1 Press Release of Banner Corporation dated February 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: February 28, 2018	By: /s/Mark J. Grescovich
Mark J. Grescovich
President and Chief Executive Officer